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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 14, 2003
                        (date of earliest event reported)


                    Honda Auto Receivables 2003-4 Owner Trust
                    -----------------------------------------
                       (Issuer with respect to Securities)

                        American Honda Receivables Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         California                333-104875             33-0526079
         ----------                ----------             ----------
      (State or Other             (Commission          (I.R.S. Employer
Jurisdiction of Incorporation)    File Number)        Identification No.)

                        American Honda Receivables Corp.
                               700 Van Ness Avenue
                           Torrance, California 90501
                    (Address of Principal Executive Offices)
--------------------------------------------------------------------------------
                                   (Zip Code)

        Registrant's telephone number, including area code (310) 781-4100
                                                           ---------------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets

         Description of the Securities and the Auto Loans

         American Honda Receivables Corp. registered issuances of up to $10,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-104875) (the "Registration Statement"). Pursuant to the Registration Statement, Honda Auto Receivables 2003-4 Owner Trust (the "Issuer") issued $1,800,000,000 Class A-1 1.13% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 1.58% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 2.19% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 2.79% Asset Backed Notes (the "Class A-4 Notes") (collectively, the "Notes"), on October 30, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

         The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of October 1, 2003, between the Issuer and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

         The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of fixed rate motor vehicle retail installment sales contracts secured by automobiles financed thereby.

         As of the applicable cut-off date, which is October 1, 2003, the receivables possessed the characteristics described in the Prospectus dated August 12, 2003 and the Prospectus Supplement dated October 23, 2003, filed pursuant to Rule 424(b)(5) of the Act on October 30, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c) Exhibit 1.1. Underwriting Agreement, dated August 12, 2003, among American Honda Receivables Corp. (the "Seller"), American Honda Finance Corporation (the "Servicer") and Banc of America Securities LLC.

                  Exhibit 4.1. Indenture, dated as of October 1, 2003, between the Issuer and the Indenture Trustee.

                  Exhibit 4.2. Amended and Restated Trust Agreement, dated October 30, 2003, among American Honda Receivables Corp. (the "Depositor"), Citibank, N.A. (the "Owner Trustee") and Wachovia Trust Company, National Association (the "Delaware Trustee").
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                  Exhibit 4.3. Sale and Servicing Agreement, dated October 1,
                  2003, among the Seller, the Servicer and the Issuer.

                  Exhibit 4.4. Receivables Purchase Agreement, dated as of October 1, 2003, between American Honda Finance Corporation (the "Seller") and American Honda Receivables Corp. (the "Purchaser").

                  Exhibit 4.5. Administration Agreement, dated as of October 1, 2003, among the Issuer, American Honda Finance Corporation (the "Administrator"), the Depositor and the Indenture Trustee.



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                                   SIGNATURES


         Pursuant to the requirements of the Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                American Honda Receivables Corp.

                                                Registrant

                                                By: /s/ Y. Takahashi
                                                    ----------------------------
                                                    Name: Y. Takahashi
                                                    Title: President

November 14, 2003



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EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------


Exhibit 1.1. Underwriting Agreement, dated August 12, 2003, among American Honda Receivables Corp. (the "Seller"), American Honda Finance Corporation (the "Servicer") and Banc of America Securities LLC.

Exhibit 4.1. Indenture, dated as of October 1, 2003, between the Issuer and the Indenture Trustee.

Exhibit 4.2. Amended and Restated Trust Agreement, dated October 30, 2003, among American Honda Receivables Corp. (the "Depositor"), Citibank, N.A. (the "Owner Trustee") and Wachovia Trust Company, National Association (the "Delaware Trustee").

Exhibit 4.3. Sale and Servicing Agreement, dated October 1, 2003, among the Seller, the Servicer and the Issuer.

Exhibit 4.4. Receivables Purchase Agreement, dated as of October 1, 2003, between American Honda Finance Corporation (the "Seller") and American Honda Receivables Corp. (the "Purchaser").

Exhibit 4.5. Administration Agreement, dated as of October 1, 2003, among the Issuer, American Honda Finance Corporation (the "Administrator"), the Depositor and the Indenture Trustee.